DOWNEY SAVINGS AND LOAN
                                ASSOCIATION, F.A.

                          EMPLOYEE STOCK PURCHASE PLAN

                  (Amended and Restated as of January 1, 1996)



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                                TABLE OF CONTENTS

                                                                           Page
ARTICLE I           PURPOSE OF PLAN

         1.1   Purpose of Plan................................................1

ARTICLE II          DEFINITIONS

         2.1   "Account"......................................................1
         2.2   "Administrator" ...............................................1
         2.3   "Affiliate"....................................................1
         2.4   "Board of Directors"...........................................2
         2.5   "Code".........................................................2
         2.6   "Common Stock".................................................2
         2.7   "Compensation".................................................2
         2.8   "Custodian"....................................................2
         2.9   "Effective Date"...............................................2
         2.10  "Employee" ....................................................2
         2.11  "Employer".....................................................2
         2.12  "Enrollment Date"..............................................2
         2.13  "Exercise Date"................................................2
         2.14  "Fair Market Value"............................................2
         2.15  "Participant"..................................................3
         2.16  "Plan".........................................................3
         2.17  "Plan Year"....................................................3
         2.18  "Purchase Price"...............................................3
         2.19  "Recodkeeper"..................................................3

 ARTICLE III        ELIGIBILITY AND PARTICIPATION.............................3

         3.1   Eligibility....................................................3
         3.2   Participation..................................................3
         3.3   Payroll Deductions.............................................3
         3.4   Purchase of Common Stock.......................................4
         3.5   In-Service Withdrawal of Common Stock..........................4
         3.6   Termination of Contributions...................................5
         3.7   Termination of Participation...................................5
         3.8   Termination of Employment and Termination of Plan..............5
         3.9   Non-Transferability of Right to Purchase.......................5
         3.10  Interest.......................................................6




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ARTICLE IV PLAN ADMINISTRATION................................................6

         4.1   Administration.................................................6
         4.2   Indemnification of the Administrator...........................6
         4.3   Designation of Beneficiary.....................................7
         4.4   Treatment of Funds.............................................7
         4.5   Reports........................................................7

ARTICLE V PLAN AMENDMENT AND TERMINATION......................................7

         5.1   Amendment or Termination.......................................7

ARTICLE VI CLAIMS PROCEDURE...................................................8

ARTICLE VII PARTICIPATION BY PARTICIPATING EMPLOYERS..........................8

         7.1   Affiliate Participation........................................8
         7.2   Action Binding on Participating Affiliates and Other Employers.8
         7.3   Termination of Participation of Affiliate or Other Employer....8

ARTICLE VIII MISCELLANEOUS MATTERS............................................9

         8.1   Rights as a Stockholder........................................9
         8.2   No Employment Rights...........................................9
         8.3   Effect of Plan.................................................9
         8.4   Governing Law Notices..........................................9
         8.5   Notices........................................................9
         8.6   Interpretation................................................10






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                    DOWNEY SAVINGS AND LOAN ASSOCIATION, F.A.
                             EMPLOYEE STOCK PURCHASE
                   (Amended and Restated as of Januay 1, 1996)

                                    ARTICLE I
                                 PURPOSE OF PLAN

     1.1 Purpose of Plan. The purpose of the Downey Savings and Loan Association, F.A. Employee Stock Purchase Plan (the "Plan") is to provide Employees an opportunity to purchase Common Stock of Downey Financial Corp. through voluntary and systematic payroll deduct ions. Downey Savings and Loan Association, F.A. (the "Employer") believes that ownership of Common Stock by Employees under the Plan will foster greater employee interest in the Employer's success, growth and development. The Plan is not intended to be an employee stock purchase plan under Internal Revenue Code Section 423 or a qualified plan under Internal Revenue Code Section 401(a).

                                   ARTICLE II
                                  DlIFINITIONS

     Whenever capitalized in the text, the following terms shall have the meanings set forth below.

     2.1 "Account" shall mean the account established by the Administrator pursuant to Section 4.5 to hold a Participant's contributions to the Plan for purposes of purchasing Common Stock.

     2.2 "Administrator'' shall mean the person or commit tee appointed by the Board of Directors to administer the Plan.

     2.3 "Affiliate" shall mean

         (a) Any corporation which is included in a controlled group of corporations (within the meaning of Section 414(b) of the Code), of which the sponsoring Employer is a member;

         (b) Any trade or business which is under common control with the sponsoring Employer (within the meaning of Section 414(c) of the Code); and

         (c) Any member of an affiliated service group of which the sponsoring Employer is a member (within the meaning of Section 414(m) of the Code).

     Unless expressly provided to the contrary by resolution of the Board of Directors, a corporation, other trade or business, or affiliated service group member shall not be deemed to

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constitute an Affiliate with respect to periods prior to its coming under common control with the sponsoring Employer or prior to its being included in a controlled group or affiliated group, as provided in the preceding sentence. An employee of an entity which becomes an Affiliate shall be deemed to have been employed by such Affiliate the date it becomes an Affiliate.

     2.4 "Board of Directors" shall mean the Board of Directors of Downey Savings and Loan Association, F.A.

     2.5 "Code" shall mean the Internal Revenue Code of 1986, as amended.

     2.6"Common Stock" shall mean the common stock of Downey Financial Corp.

     2.7 "Compensation" shall mean all amounts of salaries and wages paid to an Employee subject to tax under Section 3101(a) of the Code, including bonuses, overtime pay and commissions, but excluding any items of deferred compensation.

     2.8 "Custodian" shall mean the person or entity appointed by the Administrator to receive contributions made to the Plan by Participants, to purchase Common Stock with such contributions, to sell Common Stock and to oversee the safekeeping of any cash and certificates of Common Stock, in accordance with the directions of the Administrator.

     2.9 "Effective Date" shall mean January 1, 1996 for the Amended and Restated Plan, unless otherwise provided in the Plan. The original Effective Date of the Plan was January 1, 1 973.

     2.10 "Employee" shall mean any person, including officers and, subject to the following sentence, directors, employed by the Employer. The term "Employee" shall not include directors unless they are employed by the Employer in a position in addition to their duties as a director.

     2.11 "Employer" shall mean Downey Savings and Loan Association, F.A., which shall be the sponsoring Employer, and shall include any Affiliate whose employees participate in the Plan with the consent of the Board of Directors.

     2.12 "Enrollment Date" shall mean the first business day of each calendar month.

     2.13 "Exercise Date" shall mean the date following each calendar month on which shares of common stock are purchased.

     2.14 "Fair Market Value" shall mean as of any date, the value of Common Stock determined by reference to the closing sales price for such Stock (or the closing bid, if no sales were reported), as quoted as of that date on any established stock exchange or a national market system on which the Common Stock is listed, including without limitation, the New York Stock Exchange and the Pacific Stock Exchange. Where Common Stock is listed on more than one stock exchange, "Fair Market Value" shall be determined by reference first to the closing sales

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ge and next to the closing sales price listed on the Pacific  Stock  Exchange or other exchange.

     2.15 "Participant" means any Employee who has completed the eligibility requirement set forth under Section 3.1 of the Plan, who elects to participate in the Plan as provided in Section 3.2 hereof, and who is purchasing Common Stock under the Plan through payroll deductions.

     2.16 "Plan" shall mean the Downey Savings and Loan Association, F.A. Employee Stock Purchase Plan, as amended from time to time.

     2.17 "Plan Year" shall mean the twelve (12) month computation period for the Plan, which is the calendar year.

     2.18 "Purchase Price" shall mean an amount equal to one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Exercise Date.

     2.19 "Recordkeeper" shall mean the person or entity appointed by the Administrator to record the individual Participant's account balances and transactions.

                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

     3.1 Eligibility An Employee who is a Participant as of the Effective Date shall continue to be a Participant. Each other Employee shall be eligible to participate in the Plan as of the next Enrollment Date following the date he performs his first hour of service for the Employer.

     3.2 Participation. An Employee who has completed the service requirement set forth in Section 3.1 above may become a Participant in the Plan by completing the Employee Stock Purchase Plan Enrollment Form ("Form") authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Administrator prior to the fifth (5th) calendar day of the month in which such Participant's payroll deductions will commence.

     3.3 Payroll Deductions.

         (a) Payroll Deduction Authorization. At the time a Participant files an Enrollment Form with the Administrator, the Participant shall elect to have payroll deductions made for each pay period, for which Compensation is received, in an amount specified on the Participant's Enrollment Form, which amount shall not be less than Five Dollars ($5.00) per pay period nor more than one hundred percent (100%) of the Compensation which the Participant receives for any pay period. All payroll deductions made for a Participant shall be credited to the Participant's Account under the Plan. A Participant may not make any additional payments into such Account.

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         Payroll  deductions for a Participant shall commence with the first pay period following the Participant's Enrollment Date and shall end upon the Participant's termination of employment, unless sooner terminated by the Participant as provided in Section 3.6 or Section 3.7 below.

         (b) Changes to payroll Deductions. A Participant may increase or decrease the amount of the Participant's payroll deductions, effective as of the first pay period of the calendar quarter following the date of the Participant's request for the change, by filing with the Administrator a completed Employee Stock Purchase Plan Authorization Form ("Change Authorization Form") in the form of Exhibit B to the Participant's Plan authorizing an increase or decrease in the Participant's payroll deduction amount. The Participant's Change Authorization Form shall remain in effect unless and until the Participant files a new Change Authorization Form with the Administrator or terminates participation in the Plan as provided in Section 3.6 or Section 3.7. In addition, a Participant can suspend deductions at any time by completing the Change Authorization Form.

         (c) Payroll Deductions During Leave of Absence. Payroll deductions for a Participant who takes an unpaid leave of absence shall cease during the leave. They will resume in the same amount as in effect prior to such leave upon the Participant's return to employment after the leave unless changed or terminated by such Participant in accordance with the provisions of Section 3.6 or Section 3.7, as applicable.

     3.4 Purchase of Common Stock. The Administrator shall allocate to a Participant's Account contributions made by the Participant to the Plan each pay period. On a monthly basis, unless participation in the Plan is terminated by a Participant before the Exercise Date, the Custodian shall purchase whole shares of Common Stock for each Participant by dividing the Participant's cash balance for the month by the applicable Purchase Price as of the Exercise Date for the month. The Custodian shall purchase only whole shares of Common Stock on the open market. Commissions associated with the purchase of such Common Stock shall be paid by the Employer.

         After each Exercise Date on which a purchase of shares occurs, the Administrator shall notify the Recordkeeper of the names, addresses and social security numbers of the Participants for which Common Stock is purchased for the month and the Recordkeeper shall allocate to the Account of each Participant the number of shares of Common Stock purchased with the contributions held in the Participant's Account for the month. Any contributions held in a Participant's Account which are not sufficient to purchase a full share shall be carried over to the next Exercise Date or returned to the Participant in cash if the Participant terminates participation in the Plan after the Exercise Date.

     3.5 In-Service Withdrawal of Common Stock. While a Participant is employed by the Employer, the Participant may request a withdrawal of not fewer than fifty (50) shares of Common Stock held in the Participant's Account at any time by submitting a properly completed Change Authorization Form to the Administrator indicating the Participant's request for a

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distribution of shares. Upon the receipt of an in-service  distribution request, the Administrator shall furnish the Custodian with written directions to make the distribution of shares to the Participant as soon as administratively practicable after the Exercise Date of the month in which the Participant submits a Change Authorization Form.

         A  Participant  is  not  permitted  to  withdraw   any  cash  from  the
Participant's Account until the Participant terminates participation in the Plan.

     3.6 Termination of Contributions. A Participant may cease making contributions to the Plan at any time by submitting a properly completed Change Authorization Form to the Administrator indicating the Participant's election to cease making contributions.

     3.7 Termination of Participation. Upon receiving the Participant's Change Authorization Form indicating an election to terminate Plan participation, all payroll deductions for the Participant shall cease, and the Recordkeeper shall notify the Custodian of the number of shares of Common Stock and cash held in the Participant's Account. The Administrator shall provide written directions to the Custodian to make a total distribution to the Participant of the total Account balance of shares of Common Stock and cash. The Custodian shall pay any cash held in the Participant's Account in the form of cash. The Custodian shall distribute to the Participant the shares of Common Stock held in the Participant's Account in accordance with the Participant's election either in the form of a stock certificate, in the form of cash, or transfer the Participant's shares to an individual broker account with the Custodian if the value of the Participant's Account is at least Five Hundred Dollars ($500) as of the date of the Participant's request for termination of participation under the Plan.

         The Custodian shall make a distribution to the Participant in accordance with the Participant's election as soon as practicable after the Exercise Date of the month in which the Participant submits a Change Authorization Form. The Participant shall be responsible for any and all fees or commissions assessed in connection with such distribution.

         A Participant who terminates Plan participation shall not be eligible to participate in the Plan again before the first pay period of the month following the month in which the Participant received a distribution from the Plan.

     3.8 Termination of Emplovment and Termination of Plan. Upon the termination of employment or termination of the Plan as provided in Section 5.1 below, subject to the provisions of Section 5.1, a Participant's right to purchase Common Stock shall cease, and the Custodian shall make distributions to each Participant of the total Account balance in the same manner as provided in
Section 3.7.

     3.9 Non-Transferability of Right to Purchase. Prior to a distribution from the Plan, Common Stock and cash held in a Participant's Account under the Plan may not be pledged, assigned, Hypothecated, transferred or disposed of in any manner other than by will and the laws of descent and distribution. During the lifetime of a Participant, the right to purchase Common Stock hereunder belongs solely to the Participant. The Administrator may treat any such attempt

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at assignment, transfer, pledge or other disposition as an election to terminate participation under the Plan as provided in Section 3.6.

     3.10 Interest. No interest shall accrue on the payroll deductions of a Participant in the Plan, whether such amounts are, pursuant to the terms of the Plan, applied to purchase shares or returned to the Participant upon termination of Plan participation.

                                   ARTICLE IV
                               PLAN ADMINISTRATION

     4.1 Administration. The Plan shall be administered by the Administrator. Subject to the provisions of the Plan, the Administrator shall have authority:

         (a) To construe, interpret and apply the terms of the Plan;

         (b) To determine eligibility;

         (c) To prescribe rules and procedures relating to the Plan;

         (d) To adjudicate all disputed claims filed under the Plan, and

         (e) To  take   all  other  actions  necessary  or   advisable  for  the
administration of the Plan.

         All decisions of the Administrator shall be final and binding on all Participants.

     4.2 Indemnification of the Administrator. The Administrator shall not be liable for any action. or determination made in good faith with respect to the Plan. To the maximum extent permitted by law, the Employer shall indemnify the Administrator and any other Employee with duties under the Plan against expenses (including, but not limited to, any amount paid in settlement or in satisfaction of a judgment) reasonably incurred by the individual in connection with any claims against him by reason of the performance of his duties under the Plan.

         This indemnity shall not apply, however, if:

         (a) It is determined in the action, lawsuit, or proceeding that the Administrator is guilty of gross negligence or intentional misconduct in the performance of its duties; or

         (b) The   Administrator  fails to  assist  the  Employer  in  defending against any such claim.

         Notwithstanding the above, the Employer shall have the right to select counsel and to control the prosecution or defense of the suit. The Employer shall not be obligated to

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indemnify  any  person  for  any  amount  incurred  through  any  settlement  or compromise of any action unless the Employer consents in writing to the settlement or compromise.

     4.3 Designation of Beneficiary. Each Participant shall file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's Account under the Plan in the event of such Participant's death subsequent to an Exercise Date, but prior to a distribution from the Plan of the Participant's shares of Common Stock and cash to the Participant.

         A Participant may change the Participant's designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Administrator shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Administrator), the Administrator, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or is no spouse, dependent or relative is known to the Administrator, then to such other person as the Administrator may designate.

     4.4 Treatment of Funds. All payroll deductions received or held by the Employer under the Plan shall be segregated and then forwarded to the Custodian.

     4.5 Reports. The Recordkeeper shall maintain individual accounts for each Participant in the Plan. The Administrator shall furnish each Participant a statement of Account at least annually, which statements shall set forth the Participant's payroll deductions for the Plan Year, the dividends credited, the average Purchase Price, the number of shares purchased and the remaining cash balance, number of shares withdrawn during the Plan Year, and the beginning and ending balances for the Account.

                                    ARTICLE V
                         PLAN AMENDMENT AND TERMINATION

     5.1 Amendment or Termination. The Board of Directors reserves the right at any time and for any reason to terminate or amend the Plan. Upon the termination of the Plan, it shall be within the sole discretion of the Board of Directors to determine whether to direct the Custodian to apply the balance of cash contributions held in the Accounts of Participants for a final purchase of Common Stock under the Plan, or to have the Custodian distribute to Participants their shares of Common Stock and the remaining cash without any additional purchase of Common Stock.

         Upon receiving directions from the Administrator, the Custodian shall make distributions to Participants in accordance with the provisions of Section 3.7.

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                                   ARTICLE VI
                                CLAIMS PROCEDURE

         If a Participant's or a Participant's beneficiary's claim for benefits under the Plan is denied either totally or partially, the Administrator or its delegate will furnish the Participant with a written notice. The notice will explain the reason for the denial, refer to the specific Plan provision or provisions on which the denial is based, describe any necessary additional information, describe how claims are reviewed, and explain the steps for an appeal. If the Administrator does not respond within 180 days, the claim is considered denied.

         If the Participant or a Participant's beneficiary disagrees with a denial of the Participant's claim, the Participant, the Participant's beneficiary, or an authorized representative may make a written request to the Administrator for a review of the claim. The request must be made within 60 days after the claim is denied.

         Within 60 days after the Administrator receives a written request for review, the Participant or the Participant's beneficiary will receive a written notice of the final decision or of the reasons for delay on the final decision if special circumstances require more time. In any event, a final decision will be reached, and the Participant or the Participant's beneficiary will be notified within 120 days after the Participant's written request for review is received. If no one responds, consider the claim denied.

                                   ARTICLE VII
                    PARTICIPATION BY PARTICIPATING EMPLOYERS

     7.1 Affiliate Participation. An Affiliate or another employer may become a party to the Plan by adopting the Plan for the benefit of any specified group of its Employees, effective as of any Enrollment Date or any other date approved by the sponsoring Employer by filing with the sponsoring Employer a certified copy of a resolution of its board of directors to that effect, and such other instruments as the sponsoring Employer may require. Acceptance by the sponsoring Employer of such resolution shall constitute the sponsoring Employer's approval of the Affiliate's participation in the Plan as a participating Employer.

     7.2 Action Binding on Participating Affiliates and Other Employers. As long as the sponsoring Employer is a party to the Plan it shall be empowered to act thereunder for any participating Employer in all matters respecting the Plan, the Administrator and the Custodian, and any action taken by the sponsoring Employer with respect thereto shall automatically include and be binding upon any participating Employer.

     7.3 Termination of Participation of Affiliate or Other Employer. The sponsoring Employer may in its sole discretion and at any time, terminate the participation in this Plan of any or all participating Employers. Such termination shall be effective upon thirty (30) days notice of such termination from the sponsoring Employer to the Administrator, the Custodian and the

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

participating Employer(s) being terminated. A participating Employer may also withdraw from participating in the Plan by giving the Employer thirty (30) days' written notice to that effect.

         In event of such termination or withdrawal, this Plan shall not terminate and the sponsoring Employer shall inform the Custodian of the portion of the Plan that is attributable to the participation of such terminated participating Employer. Such portion shall as soon thereafter as is administratively feasible be set apart by the Custodian as a separate fund which shall be part of the separate plan of such terminated participating Employer. Thereafter, the administration, control, and operation of the Plan with respect to such terminated participating Employer shall be on a separate basis in accordance with the terms hereof, or as such terms may be amended by appropriate action of such terminated participating Employer in accordance with the provisions of this Article VII.

                                  ARTICLE VIII
                              MISCELLANEOUS MATTERS

     8.1 Rights as a Stockholder. No Participant shall have any stockholder voting rights with respect to shares purchased on his behalf under the Plan until the Participant receives a distribution of such shares. The Administrator shall vote the shares on behalf of the Participants.

     8.2 No Employment Rights. The Plan does not create in any Employee or class of Employees any right with respect to continuation of employment by the Employer, and it shall not be deemed to interfere in any way with the Employer's right to terminate or otherwise modify an Employee's employment at any time.

     8.3 Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant in the Plan, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

     8.4 Governing Law. The law of the State of California will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

     8.5 Notices. All notices or other communications by a Participant to the Employer under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Employer at the location, or by the person, designated by the Employer for the receipt thereof.

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

     8.6 Interpretation.

         (A) If any provision of the Plan is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan will be construed and enforced as if the provision had not been included in it.

         (B) Unless the context clearly indicates otherwise, the masculine gender shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

         (C) Article and Section headings are for convenient reference only and shall not be deemed to be part of the substance of this instrument or in any way to enlarge or limit the contents of any Article or Section.

IN WITNESS WHEREOF, Downey Savings and Loan Association, F.A. has caused this instrument to be executed by its duly authorized officers.

SPONSORING EMPLOYER:

DOWNEY SAVINGS AND LOAN ASSOCIATION, F.A.

By: /s/ Stephen W. Prough
   ------------------------------------------
     Stephen W. Prough
     President and Chief Executive Of Officer

By:  /s/ Thomas E. Prince
   ------------------------------------------
     Thomas E. Prince, EVP
 Chief Financial Officer                \

By:  /s/ JoLene M. Bryant
   ------------------------------------------
     JoLene M. Bryant, SVP
     Director of Human Resources

Date:    October 11, 1996
     ----------------------------------------

                                                                    Exhibit A
                    DOWNEY SAVINGS AND LOAN ASSOCIATION, F.A.
                       STOCK PURCHASE PLAN ENROLLMENT FORM

If you would like to participate in the Stock Purchase Plan, please complete (A) & (B). If you are not interested in participating, please complete (C).

(A) AUTHORIZATION TO MAKE PAYROLL DEDUCTIONS
    ----------------------------------------

In accordance with and subject to rules governing operation and distribution of the Employee Stock Purchase Plan as set forth in the Plan Summary, receipt of which is acknowledged:

I hereby authorize the Payroll Department to deduct from my pay each payroll period the amount of $__________.

Payroll deductions shall begin with the 1st pay period of the calendar month following date of hire: (Circle One)
 Jan 1 Feb 1 Mar 1 Apr 1 May 1  Jun 1  Jul 1  Aug 1  Sep 1  Oct 1  Nov 1  Dec 1

I direct my deductions to the Downey Savings Employee Stock Purchase Plan for the purpose of buying Downey stock.

================================================================================
(B) DESIGNATION OR CHANGE OF BENEFICIARY
    ------------------------------------

I hereby designate the following person as my beneficiary to receive all proceeds under the Downey Savings and Loan Association, F.A. Employee Stock Purchase Plan in the event of my death.

--------------------------------------    --------------------------------------
Name                                      Relationship

This designation supersedes all previous beneficiary designations.

--------------------------------------    --------------------------------------
Employee Signature                        Date

--------------------------------------    --------------------------------------
Employee Name (Please Print)              Social Security Number

----------------------------- --------    ------------------         -----------
Branch/Department            #            Employee Number            Hire Date

================================================================================
(C)        I do not wish to participate in the Company's Employee Stock Purchase
    ------
Plan at this time.


--------------------------------------    --------------------------------------
Employee Signature                        Date


--------------------------------------
Employee Name (Please Print)

PLEASE FORWARD TO THE HUMAN RESOURCE DEPARTMENT
8/96

                                                                      Exhibit B
                    DOWNEY SAVINGS AND LOAN ASSOCIATION, F.A.
                  STOCK PURCHASE PLAN CHANGE/AUTHORIZATION FORM

--------------------------------------------------------------------------------
Employee Name/Number:                 | Department Name/Number:
                                      |
--------------------------------------------------------------------------------
Street Address:                       | City, State. Zip:
                                      |
--------------------------------------------------------------------------------
Work Phone:                           | Social Security Number:
                                      |
--------------------------------------------------------------------------------
Home Phone:                           | Birthdate:
                                      |
--------------------------------------------------------------------------------
================================================================================
  __  SUSPEND PAYROLL DEDUCTION (CHANGE TO $0)

================================================================================
  __  CHANGE IN THE AMOUNT OF PAYROLL DEDUCTION TO $_________________

                    This change will take place (circle one):
 Jan 1 Feb 1 Mar 1 Apr 1 May 1 Jun 1 Jul 1 Aug 1 Sep 1 Oct 1 Nov 1 Dec 1 _____(Year)
================================================================================
TERMINATION/WITHDRAWL OF STOCK FROM PLAN

  __  Check if terminating from plan

  __  Check if requesting a withdrawal of stock

      Number of shares to be withdrawn______________
      (Shares can be withdrawn in 50 share increments only)

Applies to Withdrawals and Terminations
---------------------------------------

You have three options available for disbursement of your stock. Please choose one:

 ___ l) An individual account in your name can be opened with Charles Schwab & Co. if the value of your stock is $500 or more. To obtain an application, please contact Schwab at (714) 759-8195 and indicate that you are a Downey Savings Stock Purchase Plan participant. Please indicate account number to process your request:

          Charles Schwab Account Number:________________

___  2)   The stock will be sold and a check for the proceeds  will be issued in your name. Brokerage commissions related to the stock sale will be deducted from the proceeds.

___  3)   A stock  certificate for the shares will be issued in your name. A fee to cover the costs of issuing the stock certificate will be deducted from your Stock Purchase Plan account balance.

================================================================================

--------------------------------------------------------------------------------
EMPLOYEE SIGNATURE                                          DATE

PLEASE FORWARD TO THE HUMAN RESOURCE DEPARTMENT                             8/96